INVESTOR UPDATE Second Quarter 2021

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 24 Yrs Banking: 24 Yrs FMB: 6 Yrs Banking: 18 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 13 Yrs Banking: 33 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank having served as Chief Credit Officer of the Indiana Bank. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 13 Yrs Banking: 32 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 6/30/2021 $14.9 Billion $9.1 Billion $12.2 Billion $6.0 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / 2021 Est. EPS: 1.45% 9.04% 16.82% 2.57% 1.73x 11.5x Moody’s a3 Baseline Credit Assessment1 Market Cap $2.2B Largest financial services holding company headquartered in Central Indiana Full-Service Banking Footprint with 106 Branches 4 *Assets Under Management - $3.24 Billion 1Moody’s Credit Opinion – First Merchants Corporation, September 22, 2020, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

Second Quarter Highlights 5 Year-to-Date Highlights 1.45% ROA 1.71% PTPP ROA ROA $105.0 Million $1.94 Per Share Net Income & EPS 11.40% ROE 16.82% ROTCE ROE & ROTCE  Completed integration of Hoosier Trust Company  6.7% annualized loan growth, excluding PPP loans 12.04% ROE 17.77% ROTCE ROE & ROTCE (Annualized) $55.6 Million $1.03 Per Share Net Income & EPS 1.51% ROA 1.78% PTPP ROA ROA (Annualized)  Completed 17 branch consolidations year-to-date  Implementation of Online Account Origination technology in process  3.4% annualized loan growth, excluding PPP loans

Strategy & Key Lines of Business 6 Consumer BankingCommercial Banking Private Wealth Advisory Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Asset Based Lending Syndications Treasury Management Services Merchant Processing Services Diverse Locations in Stable Rural and Growth Metro Markets Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions  Deposit and CRM  Online Banking  Mobile Banking Full Spectrum of Consumer Lending Offerings Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Our Vision To enhance the financial wellness of the diverse communities we serve To be the most responsive, knowledgeable, and high-performing bank for our clients, teammates and shareholders Our Mission

Deposit Growth Annualized Consumer Group (7%) Commercial Group 29% Total Deposits 8% Region and Line of Business Second Quarter Highlights 7 Indianapolis Indianapolis MSA Rank: 10 Deposits: $2.5B Loans: $3.1B Columbus Columbus MSA Rank: 11 Deposits: $766M Loans: $1.3B Northwest Indiana Lake County Rank: 4 Lafayette MSA Rank: 2 Deposits: $3.1B Loans: $2.1B Northeast Indiana Muncie MSA Rank: 1 Ft Wayne MSA Rank: 5 Deposits: $4.4B Loans: $2.0B Michigan Monroe MSA Rank: 1 Deposits: $1.4B Loans: $610M MSA ranking data per S&P Global and is pro forma for pending transactions Decline due to a $76M Portfolio Sale Organic Loan Growth Annualized  Line utilization increased in commercial lines and consumer HELOC portfolios  Pipeline remains stable compared to prior quarters with capital market activities driving IRE refinancing Private Wealth Group 4% Consumer Group 5% Mortgage Group (38%) Commercial Group 14% Total Loans – Adjusted1 10% Economic Impact Payments being utilized Economic Stimulus drove increase through municipal and public entities Strong C&I and Public Finance growth 1Excluding change in PPP loans and Mortgage Portfolio Loan Sale.

Second Quarter Financial Results

($M except per share data)

		For the Three Months Ended,						
		6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Variance Linked Quarter	% Variance Linked QTR-Annualized
	Balance Sheet & Asset Quality							
1.	Total Assets	$13,819.4	$13,737.4	$14,067.2	$14,629.1	$14,923.1	$294.0	8.0%
2.	Total Loans	9,299.4	9,247.0	9,247.1	9,322.7	9,139.8	(182.8)	-7.8%
3.	Investments	2,789.4	2,933.3	3,146.8	3,700.9	4,148.3	447.5	48.4%
4.	Deposits	10,966.0	10,906.2	11,361.6	11,951.8	12,203.4	251.6	8.4%
5.	Common Equity	1,809.0	1,833.5	1,875.5	1,805.9	1,871.8	65.9	14.6%
6.	TCE Ratio	9.31%	9.57%	9.65%	8.78%	9.04%	0.26%	
7.	Total RBC Ratio	14.18	14.38	14.36	14.33	14.23	-0.10	
8.	ACL / Loans	1.30	1.37	1.41	2.16	2.19	0.03	
9.	NCOs / Avg Loans	0.01	0.30	0.02	0.16	0.06	-0.10	
10.	NPAs + 90PD / Assets	0.46	0.49	0.47	0.41	0.40	-0.01	
	Summary Income Statement							
11.	Net Interest Income	$93.0	$92.9	$102.3	$100.4	$104.3	$3.8	15.3%
12.	Provision for Loan Losses	21.9	12.5	4.5	0.0	0.0	0.0	0.0%
13.	Non-interest Income	26.5	26.2	27.5	24.1	30.9	6.8	112.8%
14.	Non-interest Expense	60.0	64.7	72.5	66.1	69.3	3.2	19.3%
15.	Pre-tax Income	37.6	41.8	52.8	58.4	65.9	7.4	50.9%
16.	Provision for Taxes	4.6	5.6	7.6	8.9	10.3	1.4	62.7%
17.	Net Income	33.0	36.2	45.2	49.5	55.6	6.0	48.8%
18.	ROAA	0.97%	1.06%	1.29%	1.39%	1.51%	0.12%	
19.	ROAE	7.35	7.91	9.72	10.75	12.04	1.29	
20.	Net Interest Margin	3.19	3.15	3.38	3.23	3.22	-0.01	
21.	Efficiency Ratio	47.95	51.40	55.01	50.23	48.91	-1.32	
	Per Share							
22.	Earnings per Diluted Share	$0.62	$0.67	$0.83	$0.91	$1.03	$0.12	
23.	Tangible Book Value per Share	23.04	23.48	24.27	22.98	24.15	1.17	
24.	Dividend per Share	0.26	0.26	0.26	0.26	0.29	0.03	
25.	Dividend Payout Ratio	41.9%	38.8%	31.3%	28.6%	28.2%	-0.4%	

2Q21 Highlights

- **48.91% Efficiency Ratio**
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $65.9,** an increase of $7.4 million from 1Q21
- **6.7% annualized loan growth,** over prior quarter excluding PPP loans
- **Non-interest income increased $6.8 million over prior quarter**; including a $2.9 million gain from a $76 million sale of portfolio mortgage loans
- **Net interest income, increased $3.8 million over prior quarter**

First Merchants Corporation

8

2021 Year-to-Date Financial Results

($M except per share data)	For the Six Months Ended June 30, 2019	2020	2021	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$10,737.9	$13,819.4	$14,923.1	$1,103.7	8.0%
2. Total Loans	7,517.2	9,299.4	9,139.8	(159.6)	-1.7%
3. Investments	2,092.9	2,789.4	4,148.3	1,358.9	48.7%
4. Deposits	8,319.3	10,966.0	12,203.4	1,237.4	11.3%
5. Common Equity	1,501.6	1,809.1	1,871.8	62.7	3.5%
6. TCE Ratio	10.07%	9.31%	9.04%	-0.27%	
7. Total RBC Ratio	14.56	14.18	14.21	0.03	
8. ALLL / Loans	1.08	1.30	2.19	0.89	
9. NCOs / Avg Loans	0.03	0.02	0.11	0.09	
10. NPAs + 90PD / Assets	0.26	0.46	0.40	-0.06	
Summary Income Statement					
11. Net Interest Income	$170.1	$186.9	$204.7	$17.8	9.5%
12. Provision for Loan Losses	1.7	41.6	0.0	(41.6)	-100.0%
13. Non-interest Income	40.4	56.3	55.0	(1.3)	-2.3%
14. Non-interest Expense	114.2	126.2	135.4	9.2	7.3%
15. Pre-tax Income	94.6	75.4	124.3	48.9	64.9%
16. Provision for Taxes	14.7	8.1	19.3	11.2	138.3%
17. Net Income	79.9	67.3	105.0	37.7	56.0%
18. ROAA	1.55%	1.03%	1.45%	0.42%	
19. ROAE	10.98	7.45	11.40	3.95	
20. Net Interest Margin	3.78	3.32	3.23	-0.09	
21. Efficiency Ratio	51.09	50.09	49.54	-0.55	
Per Share					
22. Earnings per Diluted Share	$1.61	$1.24	$1.94	$0.70	
23. Tangible Book Value per Share	21.01	23.04	24.15	1.11	
24. Dividend per Share	0.48	0.52	0.55	0.03	
25. Dividend Payout Ratio	29.8%	41.9%	28.4%	-13.6%	

2021 Year-to-Date Highlights

- **49.54 Efficiency Ratio**
- **Pre-Tax, Pre-Provision (PTPP) earnings totaled $124.3 million**, an increase of $7.4 million over prior year
- **Net income, excluding the impact of PPP loans, increased $26.9 million over prior year**
- **Tangible book value per share increased $1.11 over prior year, or ~5%,** despite the impact of CECL adoption

First Merchants Corporation

9

 Net unrealized Gain of $131.7 million Investment Portfolio Highlights 10 2Q21 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $4.1B Total Investment Portfolio GainsHighlights Realized Gains  2Q 2020 $3.1 million  3Q 2020 $1.8 million  4Q 2020 $2.4 million  1Q 2021 $1.8 million  2Q 2021 $1.8 million Unrealized Gains Modified duration of 5.6 years  Remaining 2021 roll off cash flow $170 million / 2.33% yield  Current purchase yield of ~2.00%  AA rated municipal bond portfolio  The Allowance for Credit Losses for Investments is $245,000 Municipal Bonds 53%Mortgage- Backed Securities 31% Collateralized Mortgage Obligations 7% U.S. Agencies 8% Corporate Obligations 1% $2.8 $2.9 $3.1 $3.7 $4.1 2.90% 2.79% 2.78% 2.70% 2.59% 2Q20 3Q20 4Q20 1Q21 2Q21 Investments ($B) Yield on Investments (%)

Commercial & Industrial 29.2% Commercial Real Estate Owner-Occupied 10.4% Commercial Real Estate Non-Owner Occupied 24.8% Construction Land & Land Development 5.4% Agricultural Land & Production 2.6% Public Finance/Other Commercial 8.3% Residential Mortgage 12.5% Home Equity 5.4% Other Consumer 1.4% Loan Portfolio Highlights 11 2Q21 Loan Composition Yield on Loans (%) / Total Loans ($B) $9.1B Total 2Q21 Portfolio by Yield Type Highlights Total loan rate mix as of 2Q21 • $5.8 billion variable rate • $3.3 billion fixed rate $0.9  Portfolio composition remains ~80% Commercial oriented • Composition mostly unchanged from prior quarter  Loan yields remained strong at 4.05%, 3.78% excluding PPP loans and fair value accretion  New/renewed loan yields averaged 3.27% for the quarter, compared to 3.63% in 1Q21, and 3.42% in 4Q20 $0.9$0.9 Non-PPP Fixed Rate 31% LIBOR-Based 39% Prime-Based 13% Other Variable Rates 12% PPP Fixed Rate 5% $8.4 $8.3 $8.6 $8.6 $8.7 $0.7 $0.4 4.10% 3.93% 4.20% 3.98% 4.05% 2Q20 3Q20 4Q20 1Q21 2Q21 Total Loans ex. PPP ($B) PPP Loans ($B) Yield on Loans (%) $0.7$0.9 $0.9

$130,648 $204,703 $199,775 $74,055 $0 $4,928 $9,000 $59,000 $109,000 $159,000 $209,000 ALLL 12/31/2020 Day 1 CECL Adjustment ACL - Loans 1/1/2021 Net Charge- offs Provision Expense ACL - Loans 6/30/2021 Increase Decrease Allowance for Credit Losses - Loans 12 2Q21 Allowance for Credit Losses - Loans Change in ACL – Loans1 Highlights  Allowance to Loans, excluding PPP loans, is 2.29%  The reserve for unfunded commitments was unchanged at $20.5 million, and recorded in Other Liabilities  Remaining fair value adjustment is $13.9 million  Impact of CECL transition is phased into regulatory capital over 3 years; quarter-end regulatory capital was reduced by 25% of adoption impact 1Beginning January 1, 2021, calculation is based on the current expected credit losses methodology. Prior to January 1, 2021, calculation was based on incurred loss methodology $121.1 $126.7 $130.6 $201.1 $199.8 1.30% 1.37% 1.41% 2.16% 2.19% 2Q20 3Q20 4Q20 1Q21 2Q21 Allowance Allowance to Loans

Demand Deposits 60% Savings Deposits 34% Certificates & Time Deposits > $100k 2% Certificates & Time Deposits < $100k 3% Brokered Deposits 1% 13 2Q21 Deposit Composition Highlights $12.2B Total 1Defined as total deposits less time deposits > $100k vs. Prior Periods Cost of Total Deposits (%) / Total Deposits ($B) Deposit Portfolio Highlights  Strong core deposit base • 98% core deposits1 • 20% non-interest bearing • ~55% yield 5 bps or less  Consumer DDA average balance per account peaked in April and is 26% higher than pre-pandemic levels  Total deposit costs declined to 0.19% for Q2 • Down 2 bps from 1Q21 • Down 28 bps from 2Q20  Average deposits up 19% when annualized from 1Q21, and 12% over prior year • Reflects increase in public funds deposits and retention of stimulus payments • Time deposits continue to migrate to money market and non-time interest bearing accounts$11.0 $10.9 $11.4 $12.0 $12.2 0.47% 0.36% 0.27% 0.21% 0.19% 2Q20 3Q20 4Q20 1Q21 2Q21 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 2Q20 3Q20 4Q20 1Q21 2Q21 1. Net Interest Income - FTE ($millions) 97.1$ 97.3$ 107.0$ 105.1$ 109.2$ 2. Fair Value Accretion 3.7$ 3.3$ 3.0$ 1.8$ 2.5$ 3. PPP Loan Income 4.7$ 6.1$ 11.6$ 9.2$ 9.7$ 4. Tax Equivalent Yield on Earning Assets 3.72% 3.58% 3.72% 3.52% 3.49% 5. Interest Expense/Average Earning Assets 0.53% 0.43% 0.34% 0.29% 0.27% 6. Net Interest Margin 3.19% 3.15% 3.38% 3.23% 3.22% 7. Fair Value Accretion Effect 0.12% 0.10% 0.09% 0.06% 0.07% 8. Impact of PPP Loans -0.06% -0.07% 0.16% 0.13% 0.15% $97.1 $97.3 $107.0 $105.1 $109.2 3.19% 3.15% 3.38% 3.23% 3.22% 2Q20 3Q20 4Q20 1Q21 2Q21 Net Interest Income - FTE ($millions) Net Interest Margin

15 2Q21 Non-Interest Income Detail ($M) $30.9M Total Non-Interest Income Trends ($M) Fee Income / Revenue Non-Interest Income Highlights Highlights  87% in Customer-related fees totaling $26.9 million for 2Q21 • Increased $6.2 million over 1Q21 driven by a $4.3 million increase in gains on the sales of loans and a $1.1 million increase in wealth management fees  Gains on the sales of securities of $1.8 million were consistent with prior quarter Wealth Management $7.5 24% Gain on Sale of Loans $8.3 27% Service Charges $5.6 18% Card Payment Fees $4.2 14% Gain on Sale of Securities $1.8 6% Derivative Hedge Fees $0.9 3%BOLI $1.2 4% Other Customer Fees $0.4 1%Other $1.0 3% 21.4% 21.2% 20.5% 18.6% 22.1% $5.6 $5.9 $6.3 $6.4 $7.5 $3.7 $5.8 $5.4 $4.0 $8.3 $4.3 $5.2 $5.5 $5.3 $5.6 $6.1 $4.0 $3.5 $4.4 $4.2 $6.8 $5.2 $6.8 $4.0 $5.3 $26.5M $26.1M $27.5M $24.1M $30.9M 2Q20 3Q20 4Q20 1Q21 2Q21 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other

Salary & Benefits $42.4 61% Premises & Equipment $10.5 15% Outside Data Processing $4.7 7% Professional & Other Outside Services $3.0 4% Intangible Asset Amortization $1.5 2%Marketing $1.1 2% FDIC Expense $1.4 2% Other $4.7 7% 16 2Q21 Non-Interest Expense Detail $69.3M Total Non-Interest Expense Trends ($M) Efficiency Ratio Non-Interest Expense Highlights Highlights  2Q21 expenses increased $3.2 million over 1Q21 reflecting higher salary expense and incentive accruals $35.7 $39.2 $41.8 $38.8 $42.4 $9.9 $10.8 $15.2 $11.5 $10.5 $2.6 $3.8 $3.8 $4.2 $4.7 $11.8 $10.9 $11.7 $11.6 $11.7 $60.0M $64.7M $72.5M $66.1M $69.3M 2Q20 3Q20 4Q20 1Q21 2Q21 Salary & Benefits Premises & Equipment Outside Data Processing Other 47.95% 51.40% 55.01% 50.23% 48.91%

17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio Capital Ratios 9.31% 9.31% 9.57% 9.31% 9.31% 11.84% 12.02% 12.02% 11.99% 11.94% 2Q20 3Q20 4Q20 1Q21 2Q21 CET 1 Ratio Target CET1 Ratio (10.00%) 14.18% 14.38% 14.36% 14.33% 14.23% 2Q20 3Q20 4Q20 1Q21 2Q21 TRBC Ratio Target TRBC Ratio (12.50%) 8.78% 9.04% 9.93% 10.19% 9.99% 9.10% 9.10% 2Q20 3Q20 4Q20 1Q21 2Q21 TCE Ratio TCE ex. PPP Target TCE (9.00%) 9.65%9.57%9.31%

Loan Portfolio

Loan Portfolio Trends ($M)

	2Q20	1Q21	2Q21
1. Commercial & Industrial	$ 2,576	$ 2,450	$ 2,214
2. Sponsor Finance	326	430	460
3. CRE Owner Occupied	915	946	950
4. Construction/Land/Land Dev.	640	541	491
5. CRE Non-Owner Occupied	2,098	2,179	2,264
6. Agricultural	317	246	235
7. Public Finance/Other Commercial	625	678	759
8. **Total Commercial Loans**	**7,497**	**7,470**	**7,373**
9. Residential Mortgage	1,146	1,244	1,146
10. Home Equity	532	482	490
11. Other Consumer	124	127	131
12. **Total Resid. Mortgage & Consumer**	**1,802**	**1,853**	**1,767**
13. **Total Loans**	**$ 9,299**	**$ 9,323**	**$ 9,140**
14. **Paycheck Protection Program Loans**[1]			**$ 416**
15. **Number of PPP loans**			**3,239**

[1]Included in C&I and Sponsor above

Highlights

vs. Prior Quarter

- **Total loans grew $143 million excluding PPP**
  - $ 30 million Sponsor Finance
  - $ 85 million CRE Non-Owner Occupied
  - $ 81 million Public Finance
  - $326 million PPP net reduction
    - $20 new origination / $352 forgiveness
    - $8.2 2Q fee income / $13.6 remaining

vs. 2Q20

- **$308 Million total loan growth excluding PPP**
  - $134 million Sponsor Finance
  - $166 million CRE Non-Owner Occupied
  - $134 million Public Finance
  - $467 million PPP net reduction

Geography / C&I Top NAICS Sectors


Other
12.1%
MI
7.5%
IL
8.4%
OH
15.2%
IN
56.8%

Top Industries as a % of C&I Loans


Manufacturing 19.4%
Wholesale Trade 9.5%
Retail Trade 7.4%
Admin Services 6.8%
Prof. Service 6.3%
Investment CRE 6.2%
Specialty Trade 4.8%
Finance & Insur. 4.8%
Construction 4.7%
Medical 4.2%

First Merchants Corporation

18

$19.4 $15.0 $2.7 $2.0 3 3 2 2 Hotel Entertainment Investment RE Manuf & Other $ in Deferral # in Deferral Asset Quality 19 Asset Quality Trends ($M) Highlights vs. Prior Quarter vs. 2Q20  Non-accrual loans decreased $.3 million  NPAs + 90PD decreased $1.3 million, remained at 65 basis points of loans + ORE  Classified loans decreased $64.0 million • Largest reductions in manufacturing, senior living and other administrative services  Non-accrual loans increased $7.5 million  Other Real Estate decreased $6.8 million  NPAs + 90PD decreased $4.6 million  Classified Loans decreased $55.9 million Commercial Deferrals by Industry 2Q21 2Q20 1Q21 2Q21 1. Non-Accrual Loans 50.1$ 57.9$ 57.6$ 2. Other Real Estate 7.4 0.6 0.6 3. 90PD Loans 5.0 1.1 0.2 4. Renegotiated Loans 1.1 0.7 0.6 5. NPAs + 90PD 63.6$ 60.3$ 59.0$ 6. NPAs + 90PD/Loans + ORE 0.68% 0.65% 0.65% 7. Classified Loans 239.6$ 247.7$ 183.7$ 8. Classified Loans/Total Loans 2.58% 2.66% 2.01% 9. Net Charge-offs (QTD) 0.2$ 3.6$ 1.3$ 10. QTD NCO/Avg. Loans (Annualized) 0.01% 0.16% 0.06% 11. COVID Deferrals 40.3$ 12. COVID Deferrals # 33

 $1.3 million net reduction in NPAs + 90 PD  $5.4 million in new non-accruals • Mainly from three commercial real estate loans  Top Three Nonaccrual Names total $36.2 million  $1.7 million of gross charge-offs in 2Q21 with recoveries of $.4 million Non-Performing Assets 20 Highlights 2nd Quarter NPA Roll Forward Non-Performing Assets Roll Forward ($M) 1Q21 2Q21 1. Beginning Balance NPAs + 90PD 66.4$ 60.3$ Non-Accrual 2. Add: New Non-Accruals 6.5 5.4 3. Less: To Accrual/Payoff/Renegotiated (5.8) (4.0) 4. Less: To OREO - - 5. Less: Charge-offs (4.3) (1.7) 6. Non-Accrual Loans Change (3.6) (0.3) Other Real Estate Owned (ORE) 7. Add: New ORE Properties - - 8. Less: ORE Sold (0.3) - 9. Less: ORE Losses (write-downs) - - 10. ORE Change (0.3) - 11. 90PD Change 0.3 (0.9) 12. Renegotiated Loans Change (2.5) (0.1) 13. NPAs + 90PD Change (6.1) (1.3) 14. Ending Balance NPAs + 90PD 60.3$ 59.0$

Track Record of Shareholder Value 21 10-Year Total Return (6/30/11 – 6/30/21) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2010-2020: 19.0% CAGR 2010-2020: 10.2% CAGR 2010-2020: 38.5% $0.48 $0.34 $1.41 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $1.94 $9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $24.15 $0.04 $0.04 $0.10 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $0.55 357.9% 152.3% FRME SNL U.S. Bank

$1.6 $1.8 $2.7 $3.1 $3.2 $3.2 $3.6 $3.8 $4.8 $4.5 $4.2 $4.2 $4.3 $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $14.6 $14.9 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 2Q21 History of Organic and Whole Bank Acquisition Growth 22 Total Assets ($B) Growth Through Acquisition  Experienced Acquirer  Expanded in Current High-Growth Markets  Extended into Additional High-Growth Markets  Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust

Vision for the Future 23 People:  Enhance our culture through the power of collaboration, accountability and effective teams  Source, recruit, onboard and engage a diverse and inclusive workforce with a commitment to career pathing and market level compensation  Communicate our Corporate Social Responsibility strategy and success  Uphold a corporate governance system inclusive of enterprise risk management to ensure safety, soundness and sustainability  Ensure that acquisitions continue as a core competency  Implement organic revenue-generating disciplines that attracts new business, delivers the whole bank and achieves industry leading levels of retention  Commit to the digital transformation of the bank across all lines of business to enhance and automate the client experience  Broaden our revenue streams across various lines of businesses, products, clients and geographies  Maintain top-quartile financial performance while investing in all parts of the business  Manage & cultivate a changing shareholder base Process: Customer: Financial:

24 APPENDIX

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	2Q20	3Q20	4Q20	1Q21	2Q21
Total Risk-Based Capital Ratio (dollars in thousands)					
Total Stockholders' Equity (GAAP)	1,809,095	1,833,656	1,875,645	1,805,856	1,871,800
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	(63,845)	(65,468)	(74,836)	(35,810)	(60,080)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	46,248	46,308	46,368	46,427	46,487
Less: Tier 1 Capital Deductions	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(567,246)	(566,072)	(564,982)	(563,889)	(566,412)
Less: Disallowed Deferred Tax Assets	-	-	-	(1,379)	(1,152)
Add: Modified CECL Transition Amount	-	-	-	40,314	40,314
Total Tier 1 Capital (Regulatory)	$ 1,224,127	$ 1,248,299	$ 1,282,070	$ 1,291,394	$ 1,330,832
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	121,119	125,032	128,481	131,061	135,690
Total Risk-Based Capital (Regulatory)	$ 1,410,246	$ 1,438,331	$ 1,475,551	$ 1,487,455	$ 1,531,522
Net Risk-Weighted Assets (Regulatory)	$ 9,946,087	$ 10,000,878	$ 10,276,333	$ 10,383,360	$ 10,759,672
Total Risk-Based Capital Ratio (Regulatory)	**14.18%**	**14.38%**	**14.36%**	**14.33%**	**14.23%**
Common Equity Tier 1 Capital Ratio					
Total Tier 1 Capital (Regulatory)	$ 1,224,127	$ 1,248,299	$ 1,282,070	$ 1,291,394	$ 1,330,832
Less: Qualified Capital Securities	(46,248)	(46,308)	(46,368)	(46,427)	(46,487)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,177,879	$ 1,201,991	$ 1,235,702	$ 1,244,967	$ 1,284,345
Net Risk-Weighted Assets (Regulatory)	$ 9,946,087	$ 10,000,878	$ 10,276,333	$ 10,383,360	$ 10,759,672
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.84%**	**12.02%**	**12.02%**	**11.99%**	**11.94%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants Corporation

25

Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	2Q20	3Q20	4Q20	1Q21	2Q21
Total Stockholders' Equity (GAAP)	$ 1,809,095	$ 1,833,656	$ 1,875,645	$ 1,805,856	$ 1,871,800
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(575,855)	(574,369)	(572,893)	(571,536)	(573,786)
Tangible Common Equity (non-GAAP)	$ 1,233,115	$ 1,259,162	$ 1,302,627	$ 1,234,195	$ 1,297,889
Total Assets (GAAP)	$ 13,819,378	$ 13,737,350	$ 14,067,210	$ 14,629,066	$ 14,923,097
Less: Intangible Assets	(575,855)	(574,369)	(572,893)	(571,536)	(573,786)
Tangible Assets (non-GAAP)	$ 13,243,523	$ 13,162,981	$ 13,494,317	$ 14,057,530	$ 14,349,311
Tangible Common Equity Ratio (non-GAAP)	**9.31%**	**9.57%**	**9.65%**	**8.78%**	**9.04%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278
Tangible Common Equity, Net of Tax (non-GAAP	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q16	4Q17	4Q18	4Q19	4Q20	2Q21
Total Stockholders' Equity (GAAP)	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645	$ 1,871,800
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)	(573,786)
Tax Benefit	5,930	6,788	5,017	7,257	5,989	5,432
Tangible Common Equity, Net of Tax (non-GAAP	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616	$ 1,303,321
Shares Outstanding	40,912,697	49,158,238	49,349,800	55,368,482	53,922,359	53,972,386
Tangible Common Equity per Share (non-GAAP)	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**	**$ 24.15**

First Merchants Corporation

26

Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	2Q20	3Q20	4Q20	1Q21	2Q21	2Q19 YTD	2Q20 YTD	2Q21 YTD
Non Interest Expense (GAAP)	$ 59,989	$ 64,709	$ 72,536	$ 66,098	$ 69,295	$ 114,208	$ 126,160	$ 135,393
Less: Intangible Asset Amortization	(1,511)	(1,486)	(1,476)	(1,357)	(1,464)	(3,048)	(3,025)	(2,821)
Less: OREO and Foreclosure Expenses	(684)	(717)	1,576	(734)	(178)	(2,068)	(1,189)	(912)
Adjusted Non Interest Expense (non-GAAP)	57,794	62,506	72,636	64,007	67,653	109,092	121,946	131,660
Net Interest Income (GAAP)	93,018	92,921	102,311	100,428	104,264	170,144	186,895	204,692
Plus: Fully Taxable Equivalent Adjustment	4,088	4,340	4,644	4,711	4,948	6,039	7,982	9,659
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	97,106	97,261	106,955	105,139	109,212	176,183	194,877	214,351
Non Interest Income (GAAP)	26,481	26,163	27,483	24,091	30,884	40,327	56,280	54,975
Less: Investment Securities Gains (Losses)	(3,068)	(1,817)	(2,398)	(1,799)	(1,761)	(2,983)	(7,680)	(3,560)
Adjusted Non Interest Income (non-GAAP)	23,413	24,346	25,085	22,292	29,123	37,344	48,600	51,415
Adjusted Revenue (non-GAAP)	120,519	121,607	132,040	127,431	138,335	213,527	243,477	265,766
Efficiency Ratio (non-GAAP)	**47.95%**	**51.40%**	**55.01%**	**50.23%**	**48.91%**	**51.09%**	**50.09%**	**49.54%**

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2Q21 YTD	2Q21
Total Average Stockholders' Equity (GAAP)	$ 1,843,250	$ 1,846,037
Less: Average Preferred Stock	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(567,795)	(569,107)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,275,330	$ 1,276,805
Net Income (GAAP)	$ 105,028	$ 55,559
Less: Intangible Asset Amortization, Net of Tax	2,228	1,156
Tangible Net Income (non-GAAP)	$ 107,256	$ 56,715
Return on Tangible Common Equity (non-GAAP)	**16.82%**	**17.77%**

First Merchants Corporation

27